UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2005

Date of Report (date of earliest event reported)

Rambus Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4440 El Camino Real, Los Altos CA 94022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 947-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

In connection with the announcement of the offering of $300 million aggregate principal amount of zero coupon convertible senior notes due February 1, 2010, Rambus Inc. (the “Registrant”) is providing updated risk factors and an update to current litigation matters on this Form 8-K. A copy of the litigation update and risk factors is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Section 8 – Other Events

Item 8.01 Other Events

On January 26, 2005, the Registrant issued a press release announcing the offering of $300 million aggregate principal amount of its zero coupon convertible senior notes due February 1, 2010 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and Regulation S under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Litigation update and revised risk factors

99.2	Press Release of Rambus Inc., issued on January 26, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2005	Rambus Inc.

/s/ Robert K. Eulau
Robert K. Eulau, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title
99.1	Litigation update and revised risk factors.
99.2	Press release of Rambus, Inc., issued on January 26, 2005.